UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 ___________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
 ___________________________________
Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
WORKIVA INC.
_________________________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

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WORKIVA INC.

IMPORTANT ANNUAL MEETING INFORMATION

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Vote by Internet

- Go to **www.envisionreports.com/wk**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Stockholder Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the Workiva Inc. Stockholder Meeting to be Held on June 14, 2016

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at:

www.envisionreports.com/wk

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to **www.envisionreports.com/wk** to view the materials.
Step 2: Click on **Cast Your Vote or Request Materials**.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before Tuesday, May 31, 2016 to facilitate timely delivery.

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Stockholder Meeting Notice

The 2016 Annual Meeting of Stockholders of Workiva Inc. will be held on June 14, 2016 at 191 N. Wacker Drive, Suite 3700, Chicago, IL 60606, at 10:00 a.m. Central Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends a vote FOR the following proposals:

1. Election of Directors (Suku Radia and Martin J. Vanderploeg).
2. Approval of the Amendment and Restatement of the Workiva Inc. 2014 Equity Incentive Plan to increase the number of shares that may be issued under the Plan.
3. Ratification of the appointment of Ernst & Young, LLP as our independent registered public accounting firm for 2016.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here's how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

→ **Internet** – Go to **www.envisionreports.com/wk**. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→ **Telephone** – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→ **Email** – Send email to investorvote@computershare.com with "Proxy Materials Workiva Inc." in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by Tuesday, May 31, 2016.

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[company_logo]
WORKIVA INC.
Annual Meeting of Stockholders
June 14, 2016 10:00AM Central Time
Control Number: [SingleControlNumber]

To: [Registration]

Your WORKIVA INC. proxy statement and annual report are now available online. You may also vote your shares for the 2016 Annual Stockholder Meeting online.

To view the proxy statement and annual report, please visit www.envisionreports.com/wk and click on "Proxy Information".

To cast your vote, please visit www.investorvote.com/wk and follow the on-screen instructions. You will be prompted to enter the proxy voting details provided above in this email to access this voting site. Note that votes submitted through this site must be received by 11:59 p.m., Eastern Time, on Monday, June 13, 2016.

Thank you for viewing the 2016 WORKIVA INC. Annual Meeting Materials and for submitting your very important vote.

REMEMBER, YOUR VOTE IS IMPORTANT, PLEASE VOTE.

Please note: Registered shareholders may unsubscribe to email notifications at any time by changing their elections at Investor Center by simply clicking on "eDelivery Options" and updating their accounts.

Questions? For additional assistance regarding your account please visit www.computershare.com/ContactUs where you will find useful FAQs, phone numbers and our secure online contact form.

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Computershare Limited and its subsidiaries do not accept liability for the views expressed in the email or for the consequences of any computer viruses that may be transmitted with this email. This email is also subject to copyright. No part of it should be reproduced, adapted or transmitted without the written consent of the copyright owner.